Exhibit 10.3


                          LOG POINT TECHNOLOGIES, INC.

                       RESTRICTED STOCK PURCHASE AGREEMENT

     This Agreement is made as of the_____day of ________ 19 , between LOG POINT
TECHNOLOGIES,   INC.,  a  California  corporation  (the  "Company"),   and  (the
"Purchaser").

                                    RECITALS
                                    --------

     1. The Purchaser is an employee, officer or director of the Company, and the Purchaser's continued participation is considered by the Company to be important for the Company's growth.

     2. In order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to provide services to the Company, the Company is willing to sell to the Purchaser and the Purchaser desires to purchase shares of the Company's Common Stock according to the terms and conditions hereof.

     NOW,   THEREFORE,   in  consideration   of  the  following   covenants  and
representations:

     1. Purchase and Sale of Stock.
        ---------------------------

     (a) The Company hereby sells to the Purchaser and the Purchaser hereby purchases from the Company, ___________ shares of the Company's Common Stock (the "Shares") at a price of $0.00 125 per share, for an aggregate purchase price of $__________. The Company will promptly, after delivery of this Agreement, issue a certificate representing the Shares registered in the name of the Purchaser to the Escrow Agent referred to in Section 7, below.

     (b) The purchase price for the Shares shall be paid at the time of delivery of this Agreement in cash, by check made payable to the Company, or by some combination thereof or other method acceptable to the Company.

     2. Repurchase Option.
        ------------------

     (a) All of the Shares shall be subject to the right of the Company to repurchase the Shares ("Repurchase Option") as set forth in this Section 2. In the event the Purchaser shall cease to be employed by the Company, including a parent or subsidiary of the Company, for any reason, with or without cause, including involuntary termination, death, or temporary or permanent disability (a "Termination"), the Repurchase Option shall come into effect. Following a Termination, the Company shall have the right, as provided in subsection (c) of this Section 2, to repurchase from the Purchaser or his successor, as the case may be, at the purchase price per share originally paid as set forth in Section 1 ("Option Price"), that fraction of the Shares, the numerator of which shall be a number equal to 48 minus the total number of full calendar months elapsed from __________,19 (the "Commencement Date"), and the denominator of which shall be 48.

     (b) The consolidation or merger of the Company with another corporation or the sale by this Company of all or substantially all of its assets shall have no effect upon the right or ability of the Company or such successor corporation to exercise any rights provided in this Agreement.

     (c) Within 90 days following a Termination, the Company may exercise the Repurchase Option by written notice delivered or mailed as provided in Section 14 (with a copy to the Escrow Agent referred to in Section 7). At the Company's option, the Option Price for the Shares repurchased may be paid (i) by delivery with such notice of a check to the Purchaser or his executor in the amount of the purchase price for the Shares being repurchased, or (ii) by cancellation by the Company of an amount of the Purchaser's indebtedness to the Company equal to the purchase price for the Shares being repurchased, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such repurchase price. Upon delivery of such notice and payment of the repurchase price, the Shares being repurchased and all rights and interests therein shall be canceled, and the Purchaser shall no longer be considered the owner of the Shares repurchased for record or any other purposes.

     3. Stock Splits, etc.
        ------------------

     If, from time to time during the term of this Agreement:

     (a) there is any stock dividend or liquidating' dividend of cash and/or property, stock split, or other change in the character or amount of any of the outstanding securities of the Company; or

     (b) there is any liquidation or consolidation or merger of the Company with another corporation;

     then, in such event, any and all new, substituted or additional securities, or other property to which the Purchaser is entitled by reason of his ownership of Shares shall be immediately subject to this Agreement and be included in the word "Shares" for all purposes with the same force and effect as the Shares presently subject to the Repurchase Option, right of first refusal, and other terms of this Agreement. While the aggregate Option Price shall remain the same after each such event, the Option Price per Share upon execution of the Repurchase Option shall be appropriately adjusted. In the event of any cash dividend or liquidating distribution made with respect to the Shares, the Company may apply the amount thereof against any indebtedness owed by Purchaser to the Company.

     4. Restriction on Transfer.
        ------------------------

     The Purchaser shall not sell, transfer, pledge, or otherwise dispose of any Shares which remain subject to the Repurchase Option other than a pledge in connection with indebtedness owed to the Company.

     5. Legends.
        --------

     All certificates representing any of the Shares shall have endorsed thereon legends in substantially the following form:

     (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION SET FORTH N AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

     (b) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

     (c) Any legend required to be placed thereon by the California Commissioner of Corporations, or required by the applicable blue sky laws of any state.

     6. Purchaser's Representations.
        ----------------------------

     In connection with his purchase of the Shares, the Purchaser hereby represents and warrants to the Company as follows:

     (a) Investment Intent; Capacity to Protect Interests. The Purchaser is purchasing the Shares solely for investment and not with any present intention of selling or otherwise disposing of the Shares or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"). The Purchaser also represents that the entire legal and beneficial interest of the Shares is being purchased, and will be held, for the Purchaser's account only, and neither in whole nor in part for any other person except to the extent held jointly with Purchaser's spouse.

     (b) Residence. The Purchaser's principal residence is located at the address indicated beneath the Purchaser's signature below.

     (c) Information Concerning Company. The Purchaser has had the opportunity to discuss the plans, operations, and financial condition of the Company with its officers and has received all information the Purchaser has deemed appropriate to enable the Purchaser to evaluate the financial risk inherent in investing in the Shares. Purchaser either has a preexisting business or personal relationship with the Company or any of its officers, directors, or controlling persons or by reason of Purchaser's business or financial experience or the business or financial experience of Purchaser's professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect purchaser's own interests in connection with this transaction.

     (d) Economic Risk. The Purchaser realizes that the purchase of the Shares involves a high degree of risk, and the Purchaser is able, without impairing his financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of its value.

     (e) Restricted Securities. The Purchaser acknowledges that the sale of the Shares has not been registered under the Act. The Shares must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available, and the Company is under no obligation to register the Shares.


     (f) Disposition under Rule 144. The Purchaser understands:

          (i) that the Shares are restricted securities within the meaning of Rule 144 promulgated under the Act which limits the sale of the Shares in a Public market transaction;

          (ii) that (unless Rule 701 promulgated under the Act is available) the exemption from registration under Rule 144 will not be available, in any event, for at least two years from the date of purchase of and actual payment for the Shares, and even then will not be available unless (A) a public trading market then exists for the Common Stock of the Company, (B) adequate information concerning the Company is then available to the public, and (C) other terms and conditions of Rule 144 are complied with;

          (iii) that certain sales of the Shares may be made only in limited amounts in accordance with such terms and conditions;

          (iv) that the resale provisions of Rule 701, if available, will not apply until 90 days after the Company becomes subject to the reporting obligations under the Securities Exchange Act of 1934 (the "Exchange Act"); and

          (v) that there can be no assurance that the requirements of Rule 144 or Rule 701 will be met, or that the stock will ever be salable.


     (g) Further Limitations on Disposition. Without in any way limiting his representations set forth above, the Purchaser further agrees that he shall in no event make any disposition of any portion of the Shares unless and until:

          (i) (A) there is in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; (B) the resale provisions of Rule 701 or Rule 144 are available in the opinion of counsel to the Company; or (C)(1) the Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (2) the Purchaser shall have furnished the Company with an opinion of the Purchaser's counsel to the effect that such disposition will not require registration of such shares under the Act, and (3) such opinion of the Purchaser's counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Purchaser of such concurrence; and

          (ii) the Shares proposed to be transferred are no longer subject to the Repurchase Option.

     (h) Valuation of Shares. The Purchaser understands that the Shares have been valued by the board of directors for the purpose of this sale, and that the Company believes this valuation represents a fair attempt at reaching an accurate appraisal of its worth. The Purchaser also understands, however, that the Company can give no assurances that such price is in fact the fair market value of the Shares and that it is possible that the Internal Revenue Service would successfully assert that the value of the Shares on the date of purchase is substantially greater than so determined.

     If the Internal Revenue Service were to succeed in a determination that the Shares had value greater than the purchase price, the additional value would constitute ordinary income as of the date of its receipt. The additional taxes (and interest) due would be payable by the Purchaser, and there is no provision for the Company to reimburse him for that tax liability. The Purchaser assumes all responsibility for such potential tax liability.

     (i) Section 83(b) Election. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the shares pursuant to the Repurchase Option. In the event the Company has registered under the Securities Exchange Act of 1934 (the "Exchange Act"), "restriction" with respect to officers, directors, and 10% shareholders also means the six-month period after the purchase of the Shares during which sales of certain securities by such officers, directors, and 10% shareholders would give rise to liability under Section 16(b) of the Exchange Act. The Purchaser understands that he may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option or six-month Section 16(b) period expires, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the fair market value of the Shares equals the amount paid for the Shares, the election must be made to avoid adverse tax consequences in the future. The Purchaser understands that failure to make this filing in a timely manner will result in the recognition of ordinary income by the Purchaser, as the Repurchase Option lapses, or after the lapse of the six-month Section 16(b) period, on any difference between the purchase price and the fair market value of the Shares at the time such restrictions lapse.




     THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER SECTION 83(B), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

     7. Escrow
        ------

     As security for the faithful performance of the terms of this Agreement and to insure the availability for delivery of Purchaser's Shares upon exercise of the Repurchase Option, the Purchaser hereby pledges and delivers for deposit with the [Chief Financial Officer] of the Company, or such other person designated by the Company, as escrow agent in this transaction ("Escrow Agent"), two stock assignments duly endorsed (with date and number of shares blank) together with the certificate or certificates evidencing the Shares. Such documents are to be held by the Escrow Agent and delivered by the Escrow Agent pursuant to the following instructions of the Company and the Purchaser:

          (a) In the event the Company and/or any assignee of the Company exercises the Repurchase Option, Purchaser and the Company hereby irrevocably authorize and direct the Escrow Agent to execute the transaction contemplated by notice of repurchase in accordance with the terms of such notice.

          (b) In connection  with such  transaction the Escrow Agent is directed
(i) to date the stock assignment necessary for the transfer in question, (ii) to fill in the number of shares being transferred, and (iii) to deliver such assignment, together with the certificate evidencing the Shares to be transferred, to the Company against the delivery of the purchase price for the number of shares of stock being purchased pursuant to the exercise of the Repurchase Option.

          (c) Purchaser irrevocably authorizes the Company to deposit with the Escrow Agent any certificates evidencing the Shares to be held by the Escrow Agent hereunder and any additions and substitutions to said shares as defined herein. Purchaser irrevocably constitutes and appoints the Escrow Agent as his attorney-in-fact and agent for the term of this escrow to execute all documents appropriate to make such securities negotiable and to complete any transaction herein contemplated.

          (d) Upon written request of the Purchaser, but no more than once per calendar year, unless the Repurchase Option has been exercised, the Escrow Agent will deliver to Purchaser a certificate or certificates representing so many of the Shares as are not then subject to the Repurchase Option. Within 180 days after cessation of Purchaser's continuous employment by the Company, or any parent or subsidiary of the Company, the Escrow Agent will deliver to Purchaser a certificate or certificates representing the aggregate number of Shares sold pursuant to this Agreement and not repurchased by the Company or its assignees pursuant to exercise of the Repurchase Option.

          (e) If at the time of termination of this escrow the Escrow Agent has in his possession any documents, securities, or other property belonging to Purchaser, the Escrow Agent shall deliver such property to Purchaser and be discharged of all further obligations hereunder.

          (f) The responsibilities of the Escrow Agent hereunder shall terminate if he shall cease to be Chief Financial Officer of the Company or if he shall resign by written notice to each party. In the event of any such termination or resignation, the Company shall appoint a successor Escrow Agent. In the absence of such appointment, the President of the Company shall be the Escrow Agent.

          (g) It is understood and agreed that should any dispute arise with respect to the delivery, ownership, or right of possession of the Shares held by the Escrow Agent hereunder, the Escrow Agent is authorized to retain without liability to anyone all or any part of said Shares until such disputes shall have been settled either by mutual written agreement or by a final order, decree, or judgment of the arbitrator, if applicable, or of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend such proceedings.

          (h) By signing this Agreement, the Escrow Agent becomes a party hereto only for the purpose of executing the instructions set forth in this Section 7 and does not otherwise become a party to this Agreement.

     8. Limitation on Sale of Shares.
        -----------------------------

          In the event that the Company should propose to offer its securities to the general public in an initial public offering, the Purchaser agrees, at the option of the managing underwriters of such offering, not to sell any securities of the Company, other than securities registered in such offering, for a period specified by the Company not to exceed 180 days from the effective date of the registration statement filed with the Securities and Exchange Commission, pursuant to which such offering is to be made. The Purchaser further agrees, upon the request of such managing underwriter or underwriters, to execute and deliver such further agreements and instruments, consistent herewith, as it or they may reasonably request to effect this limitation.

     9. Arbitration.
        ------------

     At the option of either party, any and all disputes or controversies, whether of law or fact, and of any nature whatsoever arising from or respecting this Agreement, unless otherwise expressly provided herein, shall be decided by arbitration by the American Arbitration Association in accordance with the rules and regulations of that Association.

     (a) The arbitrators shall be selected as follows: In the event the Company and Purchaser agree on one arbitrator, the arbitration shall be conducted by such arbitrator. In the event the Company and Purchaser do not so agree, the Company and Purchaser shall each select one independent, qualified arbitrator and these two arbitrators shall select a third arbitrator. The

Company reserves the right to reject any individual arbitrator who shall be employed by or affiliated with a competing organization.

     (b) Arbitration shall take place at Palo Alto, California, or any other location mutually agreeable to the parties. At the request of either party, arbitration proceedings will be conducted in secrecy. In such case all documents, testimony, and records shall be received, heard, and maintained by the arbitrators in secrecy under seal, available for inspection only by the Company and the Purchaser and their respective attorneys and their respective experts who shall agree in advance and in writing to receive all such information confidentially and to maintain such information in secrecy until such information shall become generally known,. The arbitrator, who shall act by majority vote, shall be able to decree any and all relief of an equitable nature, including but not limited to such relief as a temporary restraining order, a temporary or a permanent injunction, or both, and shall also be able to award damages, with or without an accounting, costs, and reasonable attorneys' fees. The decree or judgment of an award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

     (c) Reasonable notice of the time and place of arbitration shall be given to all persons, other than the parties, as shall be required by law, in which case such persons or their authorized representatives shall have the right to attend and participate in all the arbitration hearings to the extent and in such manner as the law shall require.

     10. Governing Law.
         --------------

     This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

     The prevailing party in any legal action, including an arbitration proceeding, arising out of this Agreement shall be entitled, in addition to any other rights and remedies such party may have, to reimbursement for its expenses, including costs and reasonable attorneys' fees.

     12. Rights as Shareholders.
         -----------------------

     Subject to the provisions and lifflitations hereof, Purchaser may, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Company with respect to the Shares.

     13. Additional Actions.
         -------------------

     The parties will execute such further instruments and take such further action as may reasonably be necessary to carry out the intent of this Agreement.

     14. Notices.
         --------

     Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by regular or certified mail with postage and fees prepaid, addressed, if to Purchaser, at his address shown on the Company's records and, if to the Company, at the address of its principal corporate offices (attention: President) or at such other address as such party may designate by ten days' advance written notice to the other party.

     15. Assignment.
         -----------

     The Company may assign its rights and delegate its duties under this Agreement. If any such assignment or delegation requires consent of the California Commissioner of Corporations, the parties agree to cooperate in requesting such consent. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, his heirs, executors, administrators, successors, and assigns.

     16. Employment at Will.
         -------------------

     The parties acknowledge that any employment relationship between the Company and Purchaser is at the will of either party, unless otherwise agreed in writing, and that nothing in this Agreement shall affect in any manner whatsoever the right or power of the Purchaser or the Company, or a parent or subsidiary of the Company, to terminate such employment relationship, for any reason, with or without cause. This Agreement does not constitute an express or implied promise of continued employment for the vesting period or any other period.

     THE VESTING OF SHARES PURSUANT TO THIS AGREEMENT IS EARNED BY CONTINUED EMPLOYMENT, AND THE COMPANY'S RIGHT TO REPURCHASE UNVESTED SHARES UPON TERMINATION IS ABSOLUTE, WHETHER THE TERMINATION IS VOLUNTARY OR INVOLUNTARY, OR WITH OR WITHOUT CAUSE.

     IN WITNESS WHEREOF, the parties hereof have executed this Agreement as of day and year first above written.


PURCHASER                                      LOG POINT TECHNOLOGIES, INC.


---------------------------------             ----------------------------------
(Signature)                                    Samuel Shanks, President


---------------------------------
(Print Name)

Address:
         ------------------------

---------------------------------

---------------------------------

---------------------------------

ESCROW AGENT


---------------------------------
(Signature)


---------------------------------
(Print Name)



Firm Name:
          -----------------------

Title:
      ---------------------------

                                CONSENT OF SPOUSE

     The undersigned spouse of Purchaser has read and hereby approves the foregoing Agreement. In consideration of the Company granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest shall be similarly bound by the Agreement. I hereby irrevocably appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.



                                             -----------------------------------
                                             Spouse of Purchaser

                          ELECTION UNDER SECTION 83(B)
                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in his gross income for the current taxable year, the amount of any compensation taxable to him in connection with his receipt of the property described below:

1. The name, address, taxpayer identification number, and taxable year of the undersigned and his or her spouse, if applicable, are as follows:

                                      TAXPAYER                   SPOUSE
         NAME
                               -----------------------      -------------------
         ADDRESS
                               -----------------------      -------------------

         IDENTIFICATION
           NUMBER
                               -----------------------      -------------------

         TAXABLE YEAR:        199_______

2. The property with respect to which the election is made is described as follows: __________ shares of Common Stock of LOG POINT Technologies, Inc., a California corporation (the "Company").

3.   The    date    on    which    the    property    was     transferred    is:
     _______________________________


4. The property is subject to the following restrictions: The right of the Company to repurchase the shares, or a portion thereof, at the original purchase price of the shares.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $_______ (0.00125 per share).

6.   The amount (if any) paid for such property: $_______ (0.00 125 per share).

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.


Dated: _______________, 19                 ____________________________________
                                                         Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: _______________, 19                 ____________________________________
                                                    Spouse of Taxpayer

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